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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 11, 1995


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                           HOST MARRIOTT CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                        1-5664                   53-0085950
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                 10400 FERNWOOD ROAD, BETHESDA, MARYLAND 20817
              (ADDRESS OF PRINCIPAL EXECUTION OFFICES) (ZIP CODE)

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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 380-9000
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                                   FORM 8-K

ITEM 5. OTHER EVENTS

     On August 11, 1995, the Registrant announced that Terence C. Golden will join the Company as president, chief executive officer and a member of the board of directors, effective September 1. A copy of the news release is attached as an exhibit to this current report.

ITEM 7. EXHIBIT

    (c) Exhibit

        (99) News Release dated August 11, 1995.

                                   SIGNATURE

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                      HOST MARRIOTT CORPORATION

                                      By:  /s/ CHRISTOPHER G. TOWNSEND
                                         -----------------------------------
                                                Christopher G. Townsend
                                               Senior Vice President and
                                                  Corporate Secretary

Date: August 11, 1995


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